 DNB Financial CorporationInvestor PresentationAugust 2018

 Disclosures  2  This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, expectations or predictions of future financial or business performance. These forward-looking statements include statements with respect to DNB’s beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond DNB’s control). The words "may," "could," "should," "would," "will," "believe," "anticipate," "estimate," "expect," "intend," "plan" and similar expressions are intended to identify forward-looking statements. In addition to factors previously disclosed in the reports filed by DNB with the Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward looking statements or historical performance: the strength of the United States economy in general and the strength of the local economies in which DNB conducts its operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; the downgrade, and any future downgrades, in the credit rating of the U.S. Government and federal agencies; inflation, interest rate, market and monetary fluctuations; the timely development of and acceptance of new products and services and the perceived overall value of these products and services by users, including the features, pricing and quality compared to competitors' products and services; the willingness of users to substitute competitors’ products and services for DNB’s products and services; the success of DNB in gaining regulatory approval of its products and services, when required; the impact of changes in laws and regulations applicable to financial institutions (including laws concerning taxes, banking, securities and insurance); technological changes; additional acquisitions; changes in consumer spending and saving habits; the nature, extent, and timing of governmental actions and reforms; and the success of DNB at managing the risks involved in the foregoing. Further, DNB’s expectations with respect to the effects of the new tax law could be affected by future clarifications, amendments, and interpretations of such law. Annualized, pro forma, projected and estimated numbers presented herein are presented for illustrative purpose only, are not forecasts and may not reflect actual results. DNB cautions that the foregoing list of important factors is not exclusive. Readers are also cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date of this investor presentation, even if subsequently made available by DNB on its website or otherwise. DNB does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of DNB to reflect events or circumstances occurring after the date of this investor presentation. For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the SEC, including our most recent annual report on Form 10-K, as supplemented by our quarterly or other reports subsequently filed with the SEC.

 3  This investor presentation contains non-GAAP financial measures calculated using non-GAAP amounts. These measures are tangible book value per common share, return on average tangible equity and tangible equity to tangible assets. Tangible book value per share adjusts the numerator by the amount of Goodwill and Other Intangible Assets (reduction of Shareholders' Equity). Return on average tangible equity adjusts the denominator by the amount of Goodwill and Other Intangible Assets (reduction of Shareholders’ Equity). Tangible equity to tangible assets adjusts the numerator by the amount of Goodwill and Other Intangible Assets (reduction of Shareholders’ Equity) and adjust the denominator by the amount of Goodwill and Other Intangible Assets (reduction of Total Assets). Management uses non-GAAP measures to present historical periods comparable to the current period presentation. In addition, management believes the use of non-GAAP measures provides additional clarity when assessing our financial results and use of equity. Disclosures of this type should not be viewed as substitutes for results determined to be in accordance with U.S. GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other entities.  Disclosures

 About:DNB Financial Corporation  4

 DNB Financial Corporation Profile*  5  NASDAQ Ticker: DNBFMarket Cap: $145 million**Total Assets: $1.1 billionTotal Loans: $885.3 millionTotal Deposits: $934.1 millionTotal Equity: $105.3 million  Founded: 1860, oldest National Bank in Philadelphia regionHeadquarters: Downingtown, Chester County, PABranch Offices: 15 *Financial data as of June 30, 2018**As of July 31, 2018

DNB FINANCIAL CORPORATION

INVESTMENT THESIS

- Affluent southeastern Pennsylvania markets
  - Headquartered in fast-growing Chester County with ability to grow organically and via acquisition
- Enviable deposit franchise
  - Core deposits are 78% and noninterest-bearing deposits are 19% of total customer deposits
- Conservative operating and risk culture
  - Experienced management with 12% ownership stake
- Strong asset quality
  - NPAs comprise only 1.05% of total assets
- Exceeds all regulatory guidelines
  - Supports flexibility to grow and diversify businesses
- Compelling valuation
  - Discount to peers based on price-to-tangible book value

INVESTOR PRESENTATION

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DNB FINANCIAL CORPORATION

STRATEGIC OBJECTIVES

- Emphasize long-term shareholder value through consistent earnings growth with superior credit quality
- Gain market share and continue to attract stable core deposits
- Generate prudent commercial loan growth
- Grow and diversify fee-based businesses
- Pursue selective bank & non-bank M&A opportunities in southeastern PA and contiguous areas
- Provide superior customer experience through state-of-the-art digital platform including branch, web and mobile delivery systems
- Attract, engage and retain great talent

INVESTOR PRESENTATION

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DNB FINANCIAL CORPORATION

EAST RIVER BANK ACQUISITION

- In-market acquisition supports strategic growth in greater Philadelphia area
- Completion date: October 1, 2016
- Transaction Value: $43.3 million
- Consideration: 85% stock and 15% cash
- Per Share Multiples:
  - Price / East River Tangible Book: 155%
  - Price /East River Earnings per Share: 21.2X
- East River: Total assets were $311 million
- East River's three branch network complemented DNB's Philadelphia presence



Lansdale
Limerick
Skippack
Gwynedd
Collegeville
Horsham
Warwick
Trooper
Plymouth Township
Ambler
Phoenixville
Audubon
Norristown
Whitemarsh
Pikeland
Wallace
King of Prussia
Conshohocken
Glenside
Paoli
Radnor
Newtown Square
Ardmore
Merion Station
Marple
Havertown
Willistown
Westtown
Drexel Hill
Springfield
Media
Marlboro
Folsom
Gloucester
Village Green
Ridley Park
Chester
Paulsboro
Woodbury
Boothwyn
New Garden
Talleyville
Claymont
Mantua
North Star
DNB Financial Corp.
East River Bank

INVESTOR PRESENTATION

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 DELIVERING value FOR OUR SHAREHOLDERS   9  As of July 24, 2018Source: S&P Global Market Intelligence  October 1, 2016:Closing of East River Bank acquisition

 Established SOUTHEASTERN PA Footprint  10  Significant opportunities in many of Pennsylvania’s most attractive suburban marketsLargest commercial bank headquartered in fast-growing Chester CountyBanking offices located in Chester, Delaware and Philadelphia counties            As of June 30, 2017              County  Bank & Thrift Branches  DNB Branches  Bank & Thrift Deposits ($000)  DNB Deposits In Market($000)  Median HH Income ($, 2018)  Total Population (2018)  Population Change (%, 2010 vs. 2018)  Chester, PA  164  10  14,235,689  643,421  97,843  519,514  4.13  Delaware, PA  165  2  14,124,846  60,708  74,951  564,233  0.94  Philadelphia, PA  288  3  50,113,866  190,030  45,267  1,574,685  3.19  Source: S&P Global Market Intelligence

DNB FINANCIAL CORPORATION

CHESTER COUNTY DYNAMICS

- Pennsylvania's seventh most populous county
  - Total residents of approximately 520,000
  - Projected 1.9% annual population growth rate 2018-2022
- Median household income of $97,843 with projected 10.3% annual growth rate 2018-2022
  - Median household income for Pennsylvania of $60,400
- Diverse economy near several large metropolitan areas
  - Top employers include Chester County Government, Chester County Hospital, The Devereaux Foundation, Federal Government, Giant Food Stores, Main Line Hospitals, PA State System of Higher Education, QVC Network, United Parcel Service and Vanguard Group

INVESTOR PRESENTATION

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DNB FINANCIAL CORPORATION

DELAWARE & PHILADELPHIA COUNTIES DYNAMICS

- Delaware is Pennsylvania's sixth most populous county
  - Total Delaware County residents of 564,000
- Median Delco household income of $74,951 with projected 14.0% annual growth rate 2018-2022
  - Median household income for Pennsylvania of $60,400
- Diverse Delco economy near several large metro areas
  - Top Delco employers include AmeriHealth Mercy Systems, Boeing, Delaware County, Prospect CCMC, SAP of America, United Parcel Service, Villanova University and Wawa
- Philadelphia is Pennsylvania's most populous county
  - Total residents of 1.6 million
  - Sixth largest metropolitan area in the United States
  - Median household income of $45,267

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 Financial Highlights  13

DNB FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(Dollars in thousands)	At or For the Six Months Ended June 30 2018	2017	At or For the Year Ended December 31 2017	2016*	2015	2014
RESULTS OF OPERATIONS						
Net interest income	$ 18,095	$ 18,511	$ 37,665	$ 25,855	$ 21,766	$ 21,285
Provision for credit losses	750	910	1,660	730	1,105	1,130
Non-interest income	2,605	2,728	5,418	6,364	5,009	4,958
Non-interest expense	14,270	13,829	28,021	24,641	19,029	18,632
Income before income taxes	5,680	6,500	13,402	6,848	6,641	6,481
Income tax expense	1,018	1,773	5,456	1,869	1,503	1,677
Net income	$ 4,662	$ 4,727	$ 7,946	$ 4,979	$ 5,138	$ 4,804
Preferred stock dividends & accretion of discount	-	-	-	-	50	135
Net income available to common stockholders	$ 4,662	$ 4,727	$ 7,946	$ 4,979	$ 5,088	$ 4,669
FINANCIAL CONDITION						
Total assets	$ 1,133,609	$ 1,081,460	$ 1,081,915	$ 1,070,685	$ 748,818	$ 723,330
Total liabilities	1,028,276	982,055	979,973	975,845	693,330	659,422
Total stockholders' equity	105,333	99,405	101,942	94,840	55,488	63,908
Loans, gross	885,320	816,525	845,897	817,529	481,758	455,603
Allowance for credit losses	6,188	5,267	5,843	5,373	4,935	4,906
Investment securities	165,574	177,149	174,173	182,206	220,208	231,656
Goodwill	15,525	15,525	15,525	15,590	-	-
Intangible assets	388	485	435	537	66	82
Deposits	934,115	893,059	861,203	885,187	606,275	605,083
Borrowings	87,946	84,991	112,803	86,668	81,909	49,005

**East River Bank acquisition closed on October 1, 2016.*

INVESTOR PRESENTATION

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 Second Quarter 2018 HIghlights  15  Net income of $2.0 million, or $0.47 per shareROA and ROTCE of 0.74% and 9.2%Total loans increased 4.7% year-to-dateCommercial loans: 82% of total loansCore deposits grew 6.9% year-to-dateLoan-to-deposit ratio: 95%NCO ratio only .15% (annualized) Non-performing loans/total loans: 0.76%Wealth management fees grew 8.7% year-to-dateWealth management fees: 38% of total fee incomePaid cash dividend of $0.07

 DEPOSIT MIX  16  *Includes brokered deposits  Core deposits are 78% of total deposits as of June 30, 2018

 Loan MIX  17  Construction Concentration: Construction & Land Development to Total Risk-Based Capital was 69% at June 30, 2018 Total CRE Concentration: Total CRE (NOO) plus Construction & Land Development to Total Risk-Based Capital was 282% at June 30, 2018

 Generating attractive returns  18     *2016 includes the one-time impact of acquiring East River Bank. 2017 includes the one-time impact of the Tax Cuts and Jobs Act.

 PERFORMANCE RATIOS  19

 Conservative credit culture   20  *As of or for the six months ended June 30, 2018

 Conservative credit culture   21  *As of or for the six months ended June 30, 2018

 STRONG CAPITAL POSITION  22  Ratios at 6-30-18  DNBF  Current Minimum Capital Required-Basel III Phase -In   Minimum Capital Required-Basel III Fully Phased -In (Jan. 2019)   Common equity tier 1 to risk-weighted assets  10.69%  6.375%  7.00%  Tier 1 capital to risk-weighted assets  11.72%  7.875%  8.50%  Total capital to risk-weighted assets  13.59%  9.875%  10.50%  Tier 1 leverage to average assets  9.35%  4.00%  4.00%  Tangible equity to Tangible assets (Non-GAAP)  8.00%  N/A  N/A

 EARNINGS & PER SHARE DATA  23  *2016 includes the one-time impact of acquiring East River Bank. 2017 includes the one-time impact of the Tax Cuts and Jobs Act. **For the six months ended June 30

 EARNINGS & PER SHARE DATA  24  *2016 includes the one-time impact of acquiring East River Bank. 2017 includes the one-time impact of the Tax Cuts and Jobs Act. **For the six months ended June 30

 BUILDING CAPITAL FOR SHAREHOLDERS  25  *2016 includes the one-time impact of acquiring East River Bank. 2017 includes the one-time impact of the Tax Cuts and Jobs Act. **For the six months ended June 30 appendix  26

DNB FINANCIAL CORPORATION

EXPERIENCED MANAGEMENT TEAM

Executive	Title	Years at DNB	Selected Experience
William J. Hieb	President, Chief Executive Officer	15	CoreStates Bank, Wachovia
Gerald F. Sopp	Executive Vice President, Chief Financial Officer & Corporate Secretary	11	Wilmington Trust Corp., The Clarks Companies, N.A.
Linda M. Devine	Senior Vice President, Director of Human Resources	9	Willow Financial Bank
James F. Gagliano	Senior Vice President, Director of Retail Banking	5	Wells Fargo Bank, Sovereign/Santander Bank
C. Tomlinson Kline III	Senior Vice President, Chief Commercial Lending Officer	14	First National Bank of Chester County, First Union Bank
Jonathan T. McGrain	Senior Vice President, Director of Sales & Marketing	3	Radian Group, Citibank
Frank S. Monterosso	Senior Vice President, Managing Director Operations	10	First Data Corporation, First Pennsylvania Bank
Bruce E. Moroney	Executive Vice President, Chief Accounting Officer	26	Brandywine Savings Bank
Joseph C. Spada	Senior Vice President, Chief Risk Officer	4	Blue Ball Bank, Bank of Baltimore
Richard C. Weber	Senior Vice President, Managing Director of DNB First Wealth Management	8	Fifth Third Bank, National City Bank

INVESTOR PRESENTATION

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 Peer Analysis*  28        Total   Price/  Price/  Name  Ticker  Assets  LTM Earn  TBV        ($000s)  (x)  (%)  ACNB Corporation  ACNB  1,623,342  16.3  180  CB Financial Services  CBFV  1,231,660  23.8  173  Citizens & Northern Corp  CZNC  1,284,007  19.9  188  Citizens Financial Services  CZFS  1,397,594  14.7  207  Codorus Valley Bancorp  CVLY  1,779,132  18.7  171                 Embassy Bancorp  EMYB  1,020,781  16.4  158  Evans Bancorp  EVBN  1,346,091  19.4  196  First Keystone Corp  FKYS  1,010,597  17.3  161  Mid Penn Bancorp  MPB  1,415,647  25.8  177  Orrstown Financial Services  ORRF  1,644,118  20.9  153                 Parke Bancorp, Inc.  PKBK  1,289,635  15.5  169  Penns Woods Bancorp  PWOD  1,603,273  20.1  177  Peoples Financial Services  PFIS  2,235,626  17.2  168  QNB Corp.  QNBC  1,172,874  18.3  165  Two River Bancorp  TRCB  1,055,527  20.4  171                 Median    1,346,091  18.7  171  Average    1,407,327  19.0  174             DNB Financial Corporation  DNBF  1,133,609  18.4  162            *Pricing data as of July 31, 2018. Financial data as or for the 12 months ended June 30, 2018.

DNB FINANCIAL CORPORATION

DIGITAL DRIVEN PLATFORM

- Digital Offerings:
  - Online Banking
    - Bill Pay
    - Pop Money P2P
    - Cash Management
    - Account Aggregation
    - Funds Transfer
    - eStatement
    - Mobile Banking App
    - Mobile Deposit



- Home Loan Center
  - Online mortgage and home equity application
- Remote Check Deposit

INVESTOR PRESENTATION

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DNB FINANCIAL CORPORATION

NON-GAAP RECONCILIATION

Reconciliation of Tangible Book Value Per Common Share to Book Value Per Common Share

(In thousands, except share and per share data)	2014	2015	2016	2017	2018 Q2 YTD
Stockholders' Equity	$ 63,908	$ 55,488	$ 94,840	$ 101,942	$ 105,333
Goodwill	-	-	15,590	15,525	15,525
Preferred Stock	13,000	-	-	-	-
Other intangible assets	168	196	537	435	388
Tangible common equity (Non-GAAP)	$ 50,740	$ 55,292	$ 78,713	$ 85,982	$ 89,420
Outstanding shares	2,778,724	2,823,840	4,240,778	4,286,117	4,301,898
Book value per common share (GAAP)	$ 18.33	$ 19.65	$ 22.36	$ 23.78	$ 24.49
Tangible book value per common share (Non-GAAP)	18.26	19.58	18.56	20.06	20.79

Return on Average Tangible Equity

(Dollars in thousands)	2014	2015	2016	2017	2018 Q2 YTD
Average Stockholders' Equity	$ 61,763	$ 58,913	$ 67,100	$ 100,212	$ 104,434
Average goodwill	-	-	15,590	15,540	15,525
Average other intangible assets	82	72	537	485	388
Average tangible stockholders' equity (Non-GAAP)	$ 61,681	$ 58,841	$ 50,973	$ 84,187	$ 88,521
Net Income	$ 4,804	$ 5,138	$ 4,979	$ 7,946	$ 4,662
Return on average stockholders' equity (GAAP)	7.78 %	8.72 %	7.40 %	7.93 %	9.00 %
Return on average tangible equity (Non-GAAP)	7.79	8.73	9.74	9.44	10.62

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Non-Gaap reconciliation   31  Reconciliation of Tangible Book Value Per Common Share to Book Value Per Common Share                                (In thousands, except share and per share data)  2014       2015       2016       2017       2018 Q2 YTD       Stockholders' Equity  $  63,908     $  55,488     $   94,840     $   101,942     $  105,333     Goodwill    -       -       15,590       15,525       15,525     Other intangible assets     82         66         537         435         388      Tangible common equity (Non-GAAP)  $  63,826     $  55,422     $   78,713     $   85,982     $  89,420                                     Assets    723,330       748,818       1,070,685       1,081,915       1,133,609     Goodwill    -       -       15,590       15,525       15,525     Other intangible assets     82         66         537         435         388      Tangible assets (Non-GAAP)    723,248       748,752       1,054,558       1,065,955       1,117,696                                     Total equity/Total assets (GAAP)    8.84%    7.41%    8.86%    9.42%    9.29   %  Tangible equity/Tangible assets (Non-GAAP)     8.82         7.40         7.46         8.07         8.00

 INVESTOR RELATIONS CONTACT  32  Gerald F. Sopp, EVP and CFO484.359.3138gsopp@dnbfirst.comhttp://investors.dnbfirst.com/  For more information, Investors may contact: